Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Blackstone Private Real Estate Credit and Income Fund, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

BCRED X Holdings LLC

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Chief Legal Officer and Secretary of Blackstone Private Credit Fund, its sole member
Date:	09/24/2026

Blackstone Private Credit Fund

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Chief Legal Officer and Secretary
Date:	09/24/2026

Blackstone Private Multi-Asset Credit and Income Fund

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Chief Legal Officer
Date:	09/24/2026

Blackstone Private Credit Strategies LLC

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Authorized Signatory
Date:	09/24/2026

Blackstone Credit BDC Advisors LLC

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Authorized Signatory
Date:	09/24/2026

Blackstone Alternative Credit Advisors LP

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Authorized Signatory
Date:	09/24/2026

GSO Capital Partners GP L.L.C.

Signature:	/s/ Lucie Enns
Name/Title:	Lucie Enns, Authorized Signatory
Date:	09/24/2026

StoneCo IV Corporation

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary
Date:	09/24/2026

Blackstone Holdings AI L.P.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary of Blackstone Holdings I/II GP L.L.C., its general partner
Date:	09/24/2026

Blackstone Private Real Estate Credit & Income Fund (Offshore Strategic Feeder Fund) L.P.

Signature:	/s/ William Renahan
Name/Title:	William Renahan, Authorized Signatory of BREC Offshore Feeder GP, L.L.C., its general partner
Date:	09/24/2026

BREC Offshore Feeder GP, L.L.C.

Signature:	/s/ William Renahan
Name/Title:	William Renahan, Authorized Signatory
Date:	09/24/2026

Blackstone Holdings IV L.P.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, MD – Assistant Secretary of BX Holdings IV GP Management, GP of BX Holdings IV GP Management (DE), GP of BX Holdings IV GP, its GP
Date:	09/24/2026

Blackstone Holdings IV GP L.P.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary of BX Holdings IV GP Management, GP of BX Holdings IV GP Management (DE), its GP
Date:	09/24/2026

Blackstone Holdings IV GP Management (Delaware) L.P.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary of Blackstone Holdings IV GP Management, its general partner
Date:	09/24/2026

Blackstone Holdings IV GP Management L.L.C.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary
Date:	09/24/2026

Blackstone Intermediary Holdco L.L.C.

Signature:	/s/ Evan Clandorf
Name/Title:	Evan Clandorf, Authorized Person of Blackstone Securities Partners L.P., its sole member
Date:	09/24/2026

Blackstone Securities Partners L.P.

Signature:	/s/ Evan Clandorf
Name/Title:	Evan Clandorf, Authorized Person
Date:	09/24/2026

Blackstone Advisory Services L.L.C.

Signature:	/s/ Evan Clandorf
Name/Title:	Evan Clandorf, Authorized Person
Date:	09/24/2026

Blackstone Holdings I L.P.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary of Blackstone Holdings I/II GP L.L.C., its general partner
Date:	09/24/2026

Blackstone Holdings I/II GP L.L.C.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary
Date:	09/24/2026

Blackstone Inc.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary
Date:	09/24/2026

Blackstone Group Management L.L.C.

Signature:	/s/ Victoria Portnoy
Name/Title:	Victoria Portnoy, Managing Director – Assistant Secretary
Date:	09/24/2026

Stephen A. Schwarzman

Signature:	/s/ Stephen A. Schwarzman
Name/Title:	Stephen A. Schwarzman
Date:	09/24/2026

5